UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2023

WORLD QUANTUM GROWTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40728	98-1588038
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 309, Ugland House, Grand Cayman, Cayman Islands	KYI-1104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949 8066

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	WQGA.U	New York Stock Exchange
Class A Ordinary Shares, $0.0001 par value	WQGA	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	WQGA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 3, 2023, World Quantum Growth Acquisition Corp. (the “Company”) issued a press release announcing that if the Extension Amendment Proposal (as defined below) is approved at the Company’s extraordinary general meeting (the “Extraordinary General Meeting”) to be held on February 8, 2023, World Quantum Growth Acquisition LLC (the “Sponsor”) has agreed to contribute (each such contribution, a “Contribution”) into the Company’s trust account (the “Trust Account”) the lesser of (x) an aggregate of $75,000 or (y) $0.03 per share for each Class A ordinary share included as part of the units sold in the Company’s initial public offering (including any shares issued in exchange thereof) that is not redeemed at the Extraordinary General Meeting for each monthly period (commencing on February 13, 2023 and ending on the 13th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until June 13, 2023 (the “Extended Date”) or October 13, 2023 (the “Additional Extended Date”), if the Company’s board of directors (our “board”) determines to elect to further extend the Extended Date by four additional months, for a total of eight months. For the avoidance of doubt, the maximum aggregate Contributions to the Trust Account shall not exceed $300,000, based on four monthly Contributions through the Extended Date, and shall not exceed $600,000, based on eight monthly Contributions through the Additional Extended Date, if applicable.

Each monthly Contribution into the Trust Account shall take the form of a non-interest bearing, unsecured loan which will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extended Date or the Additional Extended Date, as applicable, the promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Contributions are conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. If at any time following the Extraordinary General Meeting, the board determines that the Company will not be able to consummate an initial business combination by the Extended Date or the Additional Extended Date, as applicable, and that the Company shall instead liquidate, the Sponsor’s obligation to continue to make Contributions shall cease immediately upon such determination.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Supplement to the Definitive Proxy Statement

As previously announced, the Company will hold the Extraordinary General Meeting on February 8, 2023, to consider and vote upon, among other things, a proposal (the “Extension Amendment Proposal”) to extend the date by which the Company must a business combination from February 13, 2023 (which is 18 months from the closing date of the Company’s initial public offering) to June 13, 2023 (such date, the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors, to elect to further extend the Extended Date by four additional months, for a total of eight months, until October 13, 2023, unless the closing of the Company’s business combination has occurred prior thereto. The Company has determined to supplement the Company’s definitive proxy statement related to the Extraordinary General Meeting as set forth below (the “Proxy Supplement”) to provide information about the proposed Contributions.

There is no change to the location, the record date, or any of the proposals to be acted upon at the Extraordinary General Meeting.

SUPPLEMENT TO PROXY STATEMENT

OF

WORLD QUANTUM GROWTH ACQUISITION CORP.

Dated February 3, 2023

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on January 23, 2023, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the extension (the “Extension” and such proposal, the “Extension Amendment Proposal”) of the time period the Company has to complete an initial business combination from February 13, 2023 to June 13, 2023 (such date, the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “board”), to elect to further extend the Extended Date by four additional months, for a total of eight months, until October 13, 2023 (the “Additional Extension Date”), and a proposal to remove from the Company’s Amended and Restated Memorandum and Articles of Association of the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in its initial public offering (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001. The purpose of the supplemental disclosures is to provide an update on the Company’s discussions with a counterparty to a potential business combination.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Sponsor Contributions to Trust Account

On February 3, 2023, World Quantum Growth Acquisition Corp. (the “Company”) issued a press release announcing that if the Extension Amendment Proposal (as defined below) is approved at the Company’s extraordinary general meeting (the “Extraordinary General Meeting”) to be held on February 8, 2023, World Quantum Growth Acquisition LLC (the “Sponsor”) has agreed to contribute (each such contribution, a “Contribution”) into the Trust Account the lesser of (x) an aggregate of $75,000 or (y) $0.03 per share for each public share that is not redeemed at the Extraordinary General Meeting for each monthly period (commencing on February 13, 2023 and ending on the 13th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until June 13, 2023 (the “Extended Date”) or October 13, 2023 (the “Additional Extended Date”), if the board determines to elect to further extend the Extended Date by four additional months, for a total of eight months. For the avoidance of doubt, the maximum aggregate Contributions to the trust account shall not exceed $300,000, based on four monthly Contributions through the Extended Date, and shall not exceed $600,000, based on eight monthly Contributions through the Additional Extended Date, if applicable.

Each monthly Contribution into the Trust Account shall take the form of a non-interest bearing, unsecured loan which will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extended Date or the Additional Extended Date, as applicable, the promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Contributions are conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. If at any time following the Extraordinary General Meeting, the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Date or the Additional Extended Date, as applicable, and that the Company shall instead liquidate, the Sponsor’s obligation to continue to make Contributions shall cease immediately upon such determination.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “would,” “seem,” “anticipates,” “seeks,” “future,” “predicts,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the proposed Contributions. These statements are based on current expectations on the date of this announcement and involve a number of risks and uncertainties that may cause actual results to differ significantly. Many actual events and circumstances are beyond the control of the Company. These forward looking statements are subject to a number of risks and uncertainties, including: the Company’s ability to enter into definitive agreements or consummate a transaction with an initial business combination target; the amount of redemption requests made by the Company’s shareholders and the amount of funds remaining in the Trust Account after satisfaction of such requests; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On January 23, 2023, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Extraordinary General Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: World Quantum Growth Acquisition Corp,, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary General Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2023	WORLD QUANTUM GROWTH ACQUISITION CORP.

	By:	/s/ Xavier Rolet
	Name:	Xavier Rolet
	Title:	Chief Executive Officer